UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2016

JOHNSON CONTROLS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
______________________________________ (State or other jurisdiction	____________________ (Commission	____________________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin		53209
_____________________________________________________________ (Address of principal executive offices)		__________________ (Zip Code)

Registrant’s telephone number, including area code:	414-524-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

As previously disclosed in the Strategic Review and 2016 Outlook of Johnson Controls, Inc. (the "Company") that the Company furnished with the Securities and Exchange Commission (the "SEC") on a Current Report on Form 8-K dated December 1, 2015, effective October 1, 2015, the Company reorganized the reportable segments within its Building Efficiency business to align with its new management reporting structure and business activities. Prior to this reorganization, Building Efficiency was comprised of three reportable segments for financial reporting purposes: North America Systems and Service, Asia and Other. As a result of this change, Building Efficiency is now comprised of four reportable segments for financial reporting purposes: Systems and Service North America, Products North America, Asia and Rest of World.

A summary of the significant Building Efficiency reportable segment changes is as follows:

•
The North America Unitary Products business, Air Distribution Technologies business and refrigeration systems business, as well as heating, ventilating and air conditioning (HVAC) products installed for Navy and Marine customers, previously included in the "Other" segment, are now part of a new reportable segment named "Products North America."

•	The building controls parts business in North America, previously included in the "North America Systems and Service" segment, is now part of the "Products North America" segment.

•	The remainder of the "Other" segment has been renamed "Rest of World."

•	Certain reportable segment allocation methodologies have been refined for centralized costs such as engineering and headquarters.

A description of the four Building Efficiency reportable segments for financial reporting purposes following the reorganization is as follows:

•
Systems and Service North America provides products and services to non-residential building and industrial applications in the North American marketplace. The products and services include HVAC and controls systems, energy efficiency solutions and technical services, including inspection, scheduled maintenance, and repair and replacement of mechanical and control systems.

•
Products North America designs and produces heating and air conditioning solutions for residential and light commercial applications, and also markets products and refrigeration systems to the replacement and new construction markets in the North American marketplace. Products North America also includes HVAC products installed for Navy and Marine customers globally.

•
Asia provides HVAC, controls and refrigeration systems and technical services to the Asian marketplace. Asia also includes the Johnson Controls-Hitachi Air Conditioning joint venture, which was formed October 1, 2015.

•	Rest of World provides HVAC, controls and refrigeration systems and technical services to markets in Europe, the Middle East and Latin America.

Exhibit 99 to this report, which is incorporated herein by reference, is selected supplemental information related to previously issued historical segment information for the Building Efficiency business that has been revised on a basis that is consistent with the reorganization of the reportable segments.

The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

The following exhibit is furnished herewith:

(d) Exhibits:

(99)    Financial Supplement dated January 28, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

January 28, 2016	By:	/s/ Suzanne M. Vincent
		Name:	Suzanne M. Vincent
		Title:	Vice President and Corporate Controller